CAPITAL STOCK	12 Months Ended
Dec. 31, 2024
Capital stock [Abstract]
Capital Stock	Capital
Authorized Capital Stock
Our authorized capital stock is composed of an unlimited number of common shares (issued 1,727,100,407 common shares as at December 31, 2024). Our common shares have no par value.

Dividends
In 2024, we declared and paid dividends in US dollars totaling $696 million (2023: $700 million).
The Company’s dividend reinvestment plan resulted in $4 million (2023: $3 million) reinvested into the Company.

Share Buyback Program
At the February 13, 2024 meeting, the Board of Directors authorized a share buyback program for the repurchase of up to $1.0 billion of the Company’s outstanding common shares over the next 12 months. In 2024, Barrick purchased 28.675 million common shares for a total of $508 million under this program. At the February 11, 2025 meeting, the Board of Directors authorized a new share buyback program for the repurchase of up to $1.0 billion of the Company’s outstanding common shares over the next 12 months.
The actual number of common shares that may be purchased, and the timing of any such purchases, will be determined by Barrick based on a number of factors, including the Company’s financial performance, the availability of cash flows, and the consideration of other uses of cash, including capital investment opportunities, returns to shareholders, and debt reduction.
The repurchase program does not obligate the Company to acquire any particular number of common shares, and the repurchase program may be suspended or discontinued at any time at the Company’s discretion.